Supplement, dated August 11, 2000, to the
             Statement of Additional Information, dated May 1, 2000,
                    of Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
                             Seligman Bond Portfolio
                           Seligman Capital Portfolio
                       Seligman Cash Management Portfolio
                         Seligman Common Stock Portfolio
                           Seligman Frontier Portfolio
                        Seligman Global Growth Portfolio
                   Seligman Global Smaller Companies Portfolio
                      Seligman Global Technology Portfolio
                       Seligman High-Yield Bond Portfolio
                            Seligman Income Portfolio
                     Seligman International Growth Portfolio
                       Seligman Large-Cap Growth Portfolio
                       Seligman Large-Cap Value Portfolio
                       Seligman Small-Cap Value Portfolio
                        (collectively, the "Portfolios")

     Effective August 11, 2000, the following disclosure replaces (a) the last two full paragraphs in the discussion of "Calculation of Performance Data" on page 29 and (b) the first and second full paragraphs under the section "General Information -- Custodians" on page 30 of the Fund's Statement of Additional
Information:

Page 29

From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of each Portfolio's Class 1 and Class 2 shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

Each Portfolio's Promotional Material may disclose (i) the top ten holdings included in the Portfolio's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends,
(v) descriptions of investment strategies for each Portfolio (vi) descriptions or comparisons of various savings and investment products, which may not include a Portfolio and (vii) comparisons of investment products (including a Portfolio) with relevant market or industry indices or appropriate benchmarks. Each
Portfolio may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Portfolio.

From time to time, each Portfolio's Promotional Materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Each Portfolio may also refer in Promotional Material to selections from editorials or articles about the Portfolio, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT
REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

Each Portfolio's Promotional Material may make reference to a Portfolio's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Portfolio, as compared to that of the overall market. Standard deviation measures how widely the Portfolio's performance has varied from its average performance, and is an indicator of the Portfolio's potential for volatility. Alpha measures the difference between the returns of a Portfolio and the returns of the market, adjusted for volatility.

Page 30

"Custodians.

With the exception of each of the Global Portfolios, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of each of the Fund's Portfolios.

Chase Manhattan Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Global Portfolios, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund."

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